Exhibit 10.4

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

BP Biofuels North America LLC

28100 Torch Parkway

Warrenville, Illinois 60555

March 31, 2010

Galaxy Biofuels LLC

28100 Torch Parkway

Warrenville, Illinois 60555

Verenium Biofuels Corporation

55 Cambridge Parkway

Cambridge, MA 02142

Re:	Jennings Capital Expenditures

Ladies and Gentlemen:

Reference is hereby made to that certain Operating Agreement of Galaxy Biofuels LLC (the “Operating Agreement”) effective as of August 1, 2008, by and among BP Biofuels North America LLC, a Delaware limited liability company (“Lender”), Verenium Biofuels Corporation, a Delaware corporation (“Verenium”), and Galaxy Biofuels LLC, a Delaware limited liability company (“Borrower”), and that certain Master Promissory Note dated March 31, 2010 in the principal amount of […***…] made by Borrower in favor of Lender (the “Note”). Capitalized terms used and not defined in this letter (this “Letter Agreement”), if any, shall have the meanings assigned to them in Operating Agreement.

Borrower has requested that Lender pay for certain capital expenditures and other costs to be incurred by Verenium with respect to its demonstration facility located in Jennings, Louisiana (the “Jennings Plant”) pursuant to the terms of the Note and this Letter Agreement. Accordingly, Lender, Borrower and Verenium hereby agree as follows:

1. Funding Commitment. Subject to the terms and conditions of this Letter Agreement, Lender hereby agrees to make advances under the Note in the aggregate amount of up to […***…] to pay certain capital expenditures and other related costs with respect to the Jennings Plant approved by Lender (collectively, “Jennings Expenditures”) during the period commencing from April 1, 2010 and ending on July 31, 2010.

2. Approval for Expenditures. Verenium shall have the right to submit to Lender an AFE (Approval for Expenditures) Request Form (an “AFE”) for Lender’s review and approval on a periodic basis. Each AFE shall be signed by all parties necessary for approval of the AFE in accordance with Verenium’s standard procedures, and shall include a reasonably detailed description of the work or services to be performed or materials to be supplied and the

Galaxy Biofuels LLC

March 31, 2010

anticipated cost thereof. If Lender elects to approve the expenditures set forth in an AFE (an “Approved AFE”), Lender shall so notify Verenium by adding such Approved AFE to the Annex attached hereto as Exhibit A (the “Annex”) and delivering a copy thereof to Verenium. Lender shall have no obligation to approve any AFE under this Letter Agreement unless it so elects in the exercise of its sole and absolute discretion. As of the date hereof, Lender has approved the Jennings Expenditures listed as “Pre-approved Expenditures” on the Annex attached hereto as Exhibit A. Notwithstanding the foregoing, Verenium may pay for any expenditures or other costs with respect to the Jennings Plant or otherwise as it may determine in its sole discretion without Lender’s approval, it being understood that only Jennings Expenditures will be paid for by Lender under this Letter Agreement.

3. Purchase Orders. Immediately following Lender’s approval of any AFE, and immediately following the full execution of this Letter Agreement with respect to the Pre-Approved Expenditures, Verenium and Lender shall work together to prepare purchase orders between Lender and such contractors, vendors, suppliers or other providers as necessary to implement the expenditures set forth in such Approved AFE. Each purchase order shall include (a) a reasonably detailed description of the scope of the work to be performed or materials to be supplied, as applicable, (b) the names of each contractor, vendor, supplier or other provider for whom funds are being requested and the amount requested for each, and (c) such other information as Lender may reasonably require. Lender may outsource its administrative and project management activities under this Letter Agreement to its agents and contractors. Each purchase order for work, services or materials included in an Approved AFE or included within the Pre-Approved Expenditures shall be considered a “Purchase Order”. Any supplies, materials and equipment (“Jennings Surge Assets”) that are the subject of the Purchase Orders or the Pre-Approved Expenditures shall remain the property of Lender and shall be stored in a designated area at the Jennings Plant reasonably acceptable to Lender, free of charge, until such time as such Jennings Surge Assets are incorporated into the Jennings Plant pursuant to work undertaken, directed, coordinated or supervised by Verenium and/or Lender in consultation with each other, at which time the Jennings Surge Assets will become the property of Verenium. The Jennings Plant shall at all times remain the property of Verenium. Verenium shall take such actions as may be necessary to receive, accept and implement the work, services, goods and materials listed in the Purchase Orders or Pre-approved Expenditures, as applicable, at the Jennings Plant. Lender and Verenium will negotiate and enter into additional or supplemental documentation after the date hereof, to the extent necessary or desirable, for the purpose of implementing the intent of this Section 3, including the parties’ intent as to (i) Lender’s ownership of the Jennings Surge Assets and the transfer of such ownership to Verenium upon such assets being incorporated into the Jennings Plant; and (ii) Lender’s rights with respect to the Jennings Surge Assets while such assets are the property of Lender, including the time during which such assets are in storage at the Jennings Plant site. The parties agree and acknowledge that the services relating to the Jennings Expenditures constitute services under the JDP Plan as amended pursuant to the Second Extension (as hereinafter defined) and Amendment No. 1 and the Extension (as defined in the Second Extension).

Galaxy Biofuels LLC

March 31, 2010

4. Funding. Following receipt by Lender of invoices from contractors, vendors, suppliers or other providers relating to Approved AFEs and the related Purchase Orders, if the expenditures set forth in such invoices are consistent with the expenditures previously approved by Lender under an Approved AFE and the related Purchase Order, Lender shall promptly pay the amounts contained in such invoices directly to the applicable contractors, vendors, suppliers or providers to whom such payments are due and payable.

5. The Note. Disbursements by Lender in accordance with this Letter Agreement shall be advances of the Loan (as defined in the Note) and shall be deemed made as of the date on which the funds are disbursed by Lender pursuant to the provisions of paragraph 4 above. Lender and Verenium agree that if they mutually decide after the date hereof to further extend the JDP Term (as defined in the Operating Agreement) from August 1, 2010 to a future date no earlier than […***…], the parties will negotiate the terms of an early repayment of the Note by Borrower.

6. No Third Party Beneficiaries. No Person which is not a party hereto shall have any rights or obligations pursuant to this Letter Agreement.

7. Miscellaneous. This Letter Agreement will be governed and construed in accordance with the laws of the State of New York, United States of America, to the exclusion of both its principles and rules on conflicts of laws and the provisions of the United Nations Convention on Contracts for the International Sale of Goods. This Letter Agreement may be amended only by a written agreement signed by the parties under this Letter Agreement to be charged with any such amendment. The rights and remedies of the parties are cumulative and not alternative. Neither the failure nor any delay in exercising any right, power or privilege under this Letter Agreement will operate as a waiver of such right, power or privilege, and no single or partial excuse of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or any other right, power or privilege. This Letter Agreement, together with Exhibit A hereto, the Note, the Second Extension Agreement to Joint Development and License Agreement dated as of the date hereof by and among BP, Verenium and Galaxy (the “Second Extension”) and the other Galaxy Agreements (as defined in the Second Extension), contain the entire agreement and understanding between the parties respecting the subject matter hereof, and supersede all prior and contemporaneous agreements, statements, understandings, terms, conditions, negotiations, representations and warranties, whether written or oral, made by and among the parties concerning the matters covered by this Letter Agreement. This Letter Agreement may be executed in one or more counterparts, none of which need contain the signatures of each of the parties and each of which shall be deemed an original. The parties may deliver executed signature pages to this Letter Agreement by facsimile or e-mail transmission. No party shall raise as a defense to the formation or enforceability of this Letter Agreement as a contract, and each party forever waives any such defense, that either (i) the use of facsimile or e-mail transmission to deliver a signature or (ii) the fact that any signature was signed and subsequently transmitted via facsimile or e-mail transmission.

*** Confidential Treatment Requested

Galaxy Biofuels LLC

March 31, 2010

If the above correctly reflects our understanding and agreement with respect to the foregoing matters, please so confirm by signing the enclosed copy of this Letter Agreement.

Very truly yours,

BP BIOFUELS NORTH AMERICA LLC

By:	/s/ Susan Ellerbusch
Name:	Susan Ellerbusch
Title:	Authorized Signatory

Galaxy Biofuels LLC

March 31, 2010

Agreed to and Accepted by:

GALAXY BIOFUELS LLC,

a Delaware limited liability company

By:	BP Biofuels North America LLC

	By:	/s/ Susan Ellerbusch
	Name:	Susan Ellerbusch
	Title:	President

By:	Verenium Biofuels Corporation

	By:	/s/ Carlos A. Riva
	Name:	Carlos A. Riva
	Title:	President

and

VERENIUM BIOFUELS CORPORATION

By:	/s/ Carlos A. Riva
Name:	Carlos A. Riva
Title:	President

EXHIBIT A

APPROVED AFE ANNEX

(See Attached)

Exhibit A

APPROVED AFE ANNEX

This Annex, initially dated March 31, 2010 and hereby updated as of                     , comprises a part of that certain Letter Agreement dated March 31, 2010 by and between BP Biofuels North America LLC, a Delaware limited liability company (“Lender”), Verenium Biofuels Corporation, a Delaware corporation (“Verenium”), and Galaxy Biofuels LLC, a Delaware limited liability company (“Borrower”).

Lender hereby agrees to fund the following Jennings Expenditures as such term is defined in the Letter Agreement on the terms and conditions set forth therein:

Pre-approved Expenditures:

DATE OF PURCHASE ORDER OR AFE	AMOUNT OF PRE-APPROVED EXPENDITURE	NAME OF CONTRACTOR/ SUPPLIER	DATE APPROVED BY LENDER
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*** Confidential Treatment Requested

Exhibit A

Galaxy Biofuels LLC

March 31, 2010

Subsequent Expenditures:

DATE OF AFE	AMOUNT TO BE FUNDED PURSUANT TO THE AFE	NAME OF CONTRACTOR/ SUPPLIER UNDER AFE	DATE APPROVED BY LENDER